UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012
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DOVER CORPORATION
(Exact name of registrant as specified in its charter)
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State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 10, 2012, Dover Corporation (the “Company”) issued the Press Release attached hereto as Exhibit 99.1 announcing the Company's updated full-year guidance for 2012, its initiation of full-year guidance for 2013 and its plans to share its strategy and financial expectations for the next three years during its 2012 Investor Day.

As previously announced, the Company is holding its 2012 Investor Day on Monday, December 10, 2012 in New York, NY. The presentations begin at 1:00 p.m. EST and are available to all interested parties via webcast on the Company's website (http://www.dovercorporation.com). The presentation materials are attached hereto as Exhibit 99.2 and also are available on the Company's website.

The information furnished in or pursuant to this Item 7.01 shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.
The following exhibits are furnished as part of this report:

99.1 Dover Corporation Press Release dated December 10, 2012.
99.2 Dover Investor Day Presentation Materials dated December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2012	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Dover Corporation Press Release dated December 10, 2012

99.2	Dover Investor Day Presentation Materials dated December 10, 2012